UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 5/31

Date of reporting period: 8/31/2015

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio	as of August 31, 2015 (Unaudited)

Deutsche CROCI Sector Opportunities Fund

	Shares	Value ($)
Common Stocks 99.2%
Denmark 3.3%
A P Moller-Maersk AS "B" (Cost $8,150,732)	3,738	6,375,848
Finland 3.3%
Fortum Oyj (Cost $6,704,147)	386,137	6,299,599
France 3.3%
Engie (Cost $6,827,623)	350,059	6,293,169
Germany 2.9%
E.ON SE (Cost $6,823,738)	496,949	5,633,092
Japan 15.9%
Central Japan Railway Co.	36,972	6,062,024
JGC Corp.	372,401	5,439,410
Mitsubishi Electric Corp.	555,780	5,540,730
Osaka Gas Co., Ltd.	1,677,231	6,813,820
Tokyo Gas Co., Ltd.	1,241,111	6,791,796
(Cost $34,322,752)		30,647,780
National Grid PLC	500,236	6,613,496
Rolls-Royce Holdings PLC*	550,643	6,276,957
(Cost $14,645,790)		12,890,453
United States 63.8%
AES Corp.	508,115	6,097,380
Cisco Systems, Inc.	238,165	6,163,710
Consolidated Edison, Inc.	109,510	6,889,274
Dover Corp.	101,157	6,266,676
DTE Energy Co.	86,573	6,757,888
Emerson Electric Co. (a)	127,678	6,092,794
Exelon Corp.	200,377	6,163,597
Fluor Corp.	133,493	6,089,951
Intel Corp.	227,796	6,501,298
International Business Machines Corp.	38,899	5,752,773
Micron Technology, Inc.*	333,603	5,474,425
NetApp, Inc.	215,547	6,888,882
NVIDIA Corp. (a)	334,467	7,518,818
Parker-Hannifin Corp. (a)	59,250	6,378,855
QUALCOMM, Inc.	104,307	5,901,690
Raytheon Co.	67,205	6,892,545
Seagate Technology PLC	139,404	7,165,366
Western Digital Corp.	85,065	6,971,927
Xilinx, Inc.	157,348	6,591,308
(Cost $135,562,398)		122,559,157
Total Common Stocks (Cost $213,037,180)		190,699,098
Securities Lending Collateral 6.2%
Daily Assets Fund Institutional, 0.16% (b) (c) (Cost $11,812,945)	11,812,945	11,812,945
Cash Equivalents 0.5%
Central Cash Management Fund, 0.11% (b) (Cost $1,035,850)	1,035,850	1,035,850
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $225,885,975) †	105.9	203,547,893
Other Assets and Liabilities, Net	(5.9)	(11,342,748)
Net Assets	100.0	192,205,145

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Non-income producing security.
†	The cost for federal income tax purposes was $226,810,496. At August 31, 2015, net unrealized depreciation for all securities based on tax cost was $23,262,603. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,984,824 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,247,427.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at August 31, 2015 amounted to $11,540,453, which is 6.0% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

At August 31, 2015 the Deutsche CROCI Sector Opportunities Fund had the following sector diversification:

Sector Diversification	Market Value ($)	As a % of Common Stocks
Information Technology	64,930,197	34.1%
Utilities	64,353,111	33.7%
Industrials	61,415,790	32.2%
Total	190,699,098	100.0%

Sector diversification is subject to change.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)
Denmark	$—	$6,375,848	$—	$6,375,848
Finland	—	6,299,599	—	6,299,599
France	—	6,293,169	—	6,293,169
Germany	—	5,633,092	—	5,633,092
Japan	—	30,647,780	—	30,647,780
United Kingdom	—	12,890,453	—	12,890,453
United States	122,559,157	—	—	122,559,157
Short-Term Investments	12,848,795	—	—	12,848,795
Total	$135,407,952	$68,139,941	$—	$203,547,893

There have been no transfers between fair value measurement levels during the period ended August 31, 2015.
(d)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® Sector Opportunities Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 23, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 23, 2015